UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Retirement of Director

On March 15, 2022, Dr. Marc Kastner informed the Board of Directors (“Board”) of Bruker Corporation (the “Company”) of his decision to retire and not to stand for re-election as a Class II director when his current term expires at the Company’s 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”). Dr. Kastner will continue to actively serve on the Board until the 2023 Annual Meeting. Dr. Kastner’s decision to retire and not to stand for re-election is not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

(d)    Election of New Director

On March 15, 2022, the Board approved an increase in the number of directors to expand the size of the Board by one director to a total of eleven directors, with such additional director assigned to Class II, and appointed Dr. Philip Ma to fill the newly created vacancy on the Board, effective as of April 1, 2022. Dr. Ma will initially serve as a director until the 2023 Annual Meeting. Dr. Ma has not been appointed to serve on any committees of the Board.

Dr. Ma’s compensation for his services as a director will be consistent with that of the other non-employee directors of the Company, as described in the Company’s definitive proxy statement with respect to the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 20, 2021. There are no other arrangements or understandings between Dr. Ma and any other person pursuant to which he was appointed as a director. On February 15, 2022, the Company completed a $12.0 million minority interest investment in PrognomiQ, Inc. (“PrognomiQ”). Dr. Ma is the Chief Executive Officer and a director of PrognomiQ. Other than as described above, since the beginning of the Company’s last fiscal year, there have not been any transactions between Dr. Ma and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Dr. Ma’s appointment is attached to this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release dated March 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: March 16, 2022	By:	/s/ GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer

3